UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2015

Blue Sphere Corporation

(Exact name of registrant as specified in its charter)

Nevada	333-147716	98-0550257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Asuta St., P.O.B 857, Even Yehuda, Israel 40500
(Address of principal executive offices) (Zip Code)

972-9-8917438
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report, all references to the terms “we”, “us”, “our”, “Blue Sphere” or the “Company” refer to Blue Sphere Corporation and its wholly-owned subsidiaries, unless the context clearly requires otherwise.

Item 7.01

Regulation FD Disclosure.

On September 8, 2015, we issued a press release announcing that, as of such date, all amounts owing under the Company’s outstanding convertible debentures have been converted into common stock of the Company. A copy of the press release, which is incorporated herein by reference, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01

Financial Statements and Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

(d)

Exhibits.

99.1

Blue Sphere Corporation Press Release, dated September 8, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Sphere Corporation

Dated:	September 11, 2015	By:	/s/ Shlomi Palas
		Name:	Shlomi Palas
		Title:	President and Chief Executive Officer